UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2020

NORTHERN GENESIS ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39451	85-2097939
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

4801 Main Street, Suite 1000

Kansas City, MO 64112

(Address of Principal Executive Offices) (Zip Code)

(816) 983-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	NGA.U	The New York Stock Exchange
Common Stock, par value $0.0001 per share	NGA	The New York Stock Exchange
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	NGA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

The information provided in Item 8.01 of this Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01. Other Events.

On August 20, 2020, Northern Genesis Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 30,000,000 of its units (“Units”). Each Unit consists of one share of common stock, $0.0001 par value per share (“Common Stock”), and one-half of one redeemable warrant (“Warrant”), with each whole Warrant entitling the holder to purchase one share of Common Stock at a price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $300,000,000.

Simultaneously with the consummation of the IPO, the Company consummated the private placement (“Private Placement”) of 7,750,000 Warrants (“Private Warrants”) at a price of $1.00 per Private Warrant, generating total proceeds of $7,750,000, to Northern Genesis Sponsor LLC, the Company’s sponsor (the “Sponsor”). The Private Warrants are identical to the Warrants sold in the IPO, except that the Private Warrants are non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the Sponsor or its permitted transferees. The Sponsor has agreed not to transfer, assign, or sell any of the Private Warrants and underlying shares of Common Stock (except to certain permitted transferees) until 30 days after the consummation of the Company’s initial business combination.

An audited balance sheet as of August 20, 2020 reflecting receipt of the proceeds in connection with the consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the press release issued by the Company announcing the consummation of the IPO and Private Placement is included as Exhibit 99.2.

On August 25, 2020, the Company was notified that the underwriters were exercising their over-allotment option to the extent of an additional 1,945,344 Units. Such Units will be sold at $10.00 per Unit, generating gross proceeds of $19,453,440. Simultaneously with the closing of the sale of additional Units, the Company will sell an additional 389,069 Private Warrants at a price of $1.00 per Private Warrant, generating total proceeds of $389,069. The sale of additional Units and Private Warrants is expected to occur on August 27, 2020. Following the closing of the over-allotment option and sale of additional Private Units, an aggregate amount of $319,453,440 will be placed in the Company’s trust account established in connection with the IPO.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Audited balance sheet.

99.2	Press Release announcing closing of IPO.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2020

NORTHERN GENESIS ACQUISITION CORP.

By:	/s/ Michael Hoffman
Name: Michael Hoffman
Title: President

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